For the fiscal year ended September 30, 2001.
File number 811-3084
Prudential Small Company Fund, Inc.

	SUB-ITEM 77 0

	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

Ia.

1.	Name of Issuer
     NPS Pharmaceuticals

2.	Date of Purchase
     11/09/2000

3.	Number of Securities Purchased
      24,000

4.	Dollar Amount of Purchase
      $1,008,000

5.	Price Per Unit
      $42.00

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
CIBC World Markets

7.	Other Members of the Underwriting Syndicate

		CIBC World Markets Corp.
		Prudential Securities
		Robertson Stephens, Inc.
		Chase Securities, Inc.
		SG Cowen Securities Corporation
		UBS Warburg LLC
		Adams, Harkness & Hill, Inc.
		Josephthal & Co.
		Sanders Morris Harris
		Stephens Inc.

Ib.

1.	Name of Issuer
     Coach

2.	Date of Purchase
     10/04/2000

3.	Number of Securities Purchased
      126,600

4.	Dollar Amount of Purchase
      $2,025,600

5.	Price Per Unit
      $16.00

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

		Goldman, Sachs & Co.
		Morgan Stanley & Co.
		Prudential Securities
		M.R. Beal & Company
		Bear, Stearns & Co. Inc.
		William Blair & Company, LLC
		Ramirez & Co., Inc.
		Salomon Smith Barney Inc.
		Wachovia Securities, Inc.
		The Williams Capital Group, L.P.











Ic.

1.	Name of Issuer
     Espeed Incorporated

2.	Date of Purchase
     3/7/2001

3.	Number of Securities Purchased
      100,700

4.	Dollar Amount of Purchase
      $2,014,000

5.	Price Per Unit
      $20.00

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
UBS Warburg

7.	Other Members of the Underwriting Syndicate

		UBS Warburg LLC
		Lehman Brothers Inc.
		J.P. Morgan Securities Inc.
		Cantor Fitzgerald & Co.
		CIBC World markets Corp.
		Prudential Securities Incorporated
		Robertson Stephens, Inc.
		Salomon Smith Barney Inc.
		U.S. Bancorp Piper Jaffray Inc.
		Thomas Weisel Partners LLC











Id.

1.	Name of Issuer
     The Valspar Corporation

2.	Date of Purchase
     4/17/2001

3.	Number of Securities Purchased
      88,600

4.	Dollar Amount of Purchase
      $2,480,800

5.	Price Per Unit
      $28.00

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
Lehman Brothers

7.	Other Members of the Underwriting Syndicate

		Lehman Brothers Inc.
		Banc of America Securities LLC
		Goldman, Sachs & Co.
		Fidelity Capital Markets
		Credit Lyonnais Securities (USA) Inc.
		Merrill Lynch, Pierce, Fenner & Smith Incorporated Prudential Securities Incorporated
		SG Cowen Securities Corporation
		U.S. Bancorp Piper Jaffray Inc.
		Chatsworth Securities LLC
		Fahnestock & Co. Inc.
		First Analysis Securities Corporation
		Edward D. Jones & Co., L.P.
		First Tennessee Securities Corporation
		Ragen Mackenzie Incorporated
		Wachovia Securities, Inc.





Ie.

1.	Name of Issuer
     Aquila Inc.

2.	Date of Purchase
     4/23/2001

3.	Number of Securities Purchased
      30,600

4.	Dollar Amount of Purchase
      $734,400

5.	Price Per Unit
      $24.00

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
Merrill Lynch & Co.

7.	Other Members of the Underwriting Syndicate

		Lehman Brothers Inc.
		Merrill Lynch
		Salomon Smith Barney Inc.
		Credit Lyonnais Securities (USA) Inc.
		J.P. Morgan Securities Inc.
		Banc of America Securities LLC
		Dain Rauscher Incorporated
		Deutsche Banc Alex. Brown Inc.
		A.G. Edwards & Sons, Inc.
		Fidelity Capital Markets
		First Union Securities, Inc.
		Lazard Freres & Co. LLC
		Prudential Securities Incorporated
		UBS Warburg LLC
		Robert W. Baird & Co. Incorporated
		Blaylock & Partners, L.P.
		Chatsworth Securities LLC
		Fahnestock & Co. Inc.
		Janney Montgomery Scott LLC
		Edward D. Jones & Co., L.P.
		Legg Mason Wood Walker
		Neuberger Berman, LLC
		Petrie Parkman & Co., Inc.
		Pryor, McClendon, Counts & Co., Inc.
		Ragen Mackenzie Incorporated
		Raymond James & Associates, Inc.
		Sanders Morris Harris
		Security Investment Company of Kansa City
		Simmons & Company, Incorporated
		Stifel, Nicolaus & Company, Incorporated
		Utendahl Capital partners, L.P.


































If.

1.	Name of Issuer
      BE Aerospace, Inc.

2.	Date of Purchase
     5/10/2001

3.	Number of Securities Purchased
      188,800

4.	Dollar Amount of Purchase
      $3,681,600

5.	Price Per Unit
      $19.50

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
C.S. First Boston

7.	Other Members of the Underwriting Syndicate

		Credit Suisse First Boston Corporation
		Dresdner Kleiwort Wasserstein Securities LLC
		CIBC World Markets Corp.
		Banc of America Securities LLC
		First Union Securities, LLC
		Invemed Associates LLC
		Lehman Brothers Inc.
		Merrill Lynch
		Prudential Securities Incorporated
		UBS Warburg LLC
		D.A. Davidson & Co.
		Gabelli & Company, Inc.
		HSBC Securities (USA) Inc.
		Josephthal & Co., Inc.
		C.L. King & Associates, Inc.
		Raymond James & Associates, Inc.
		Wells Fargo Van Kasper, LLC




Ig.

1.	Name of Issuer
      Pemstar, Inc.

2.	Date of Purchase
     6/7/2001

3.	Number of Securities Purchased
      257,300

4.	Dollar Amount of Purchase
      $3,473,550

5.	Price Per Unit
      $13.50

6.	Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:
Lehman Brothers

7.	Other Members of the Underwriting Syndicate

		Lehman Brothers
		J.P. Morgan Securities Inc.
		CIBC World Markets Corp.
		Robertson Stephens, Inc.
		A.G. Edwards & Sons, Inc.
		Fidelity Capital Markets
		Merrill Lynch
		Prudential Securities
		Robert w. Baird & Co. Incorporated
		Edward D. Jones & Co., L.P.
		Kaufman Bros., L.P.
		C.L. King & Associates, Inc.
		Legg Mason Wood Walker, Inc.
		Needham & Company, Inc.
		Raymond James & Associates, Inc.
		C.E. Unterberg, Towbin



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